SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2003

Sirna Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2950 Wilderness Place

Boulder, Colorado 80301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 449-6500

Ribozyme Pharmaceuticals, Inc.

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

Effective July 25, 2003, R. Scott Greer joined the board of directors of Sirna Therapeutics, Inc. (the “Company”). Following this appointment, the Company’s board of directors consists of six members.

A copy of the press release issued by the Company on July 29, 2003 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1	Press Release issued by the Company on July 29, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2003

Sirna Therapeutics, Inc. (Registrant)

By:	/s/ Marvin Tancer
Name:	Marvin Tancer

Title:	Chief Financial Officer & Vice President of Operations

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on July 29, 2003.

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